UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2023

Public Service Enterprise Group Incorporated

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Park Plaza

Newark, New Jersey 07102

(Address of principal executive offices) (Zip Code)

973-430-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock without par value	PEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Public Service Enterprise Group Incorporated (PSEG) was held on April 18, 2023. Proxies for the meeting were solicited by PSEG pursuant to Regulation 14A under the Securities Act of 1934. There was no solicitation of proxies in opposition to management’s nominees as listed in the proxy statement.

All of management’s nominees were elected to the Board of Directors.

The advisory vote on executive compensation was approved.

The stockholders have recommended in the advisory vote on the frequency of future advisory votes on executive compensation that such votes be held every year. Based on that result and consistent with its own recommendation, the Board of Directors has determined that PSEG’s stockholders will continue to be presented with the opportunity to cast an advisory vote on executive compensation at the Annual Meeting of Stockholders to be held in each year beginning in 2024 and continuing through the earlier of 2029 or the next Annual Meeting at which an advisory vote on the frequency of the advisory vote on executive compensation is presented to stockholders.

The amendments to our Certificate of Incorporation and/or By-Laws to eliminate the:

•	supermajority voting requirements for certain business combinations,

•	supermajority voting requirements to remove a director without cause, and

•	supermajority voting requirement to make certain amendments to our By-Laws failed to receive the required affirmative vote of 80% of the number of shares outstanding and eligible to vote and were not approved.

The appointment of Deloitte & Touche LLP as PSEG’s independent auditor was ratified.

Final results of the voting are provided below:

Proposal 1:

Election of Directors

Terms expiring in 2024	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ralph A. LaRossa	361,985,512	22,300,479	2,288,678	55,588,503
Susan Tomasky	375,829,960	9,929,742	814,967	55,588,503
Willie A. Deese	377,455,925	8,233,497	885,247	55,588,503
Jamie M. Gentoso	383,974,961	1,737,097	862,611	55,588,503
Barry H. Ostrowsky	377,358,928	8,361,835	853,906	55,588,503
Valerie A. Smith	381,973,406	3,728,162	873,101	55,588,503
Scott G. Stephenson	382,399,123	3,218,696	956,850	55,588,503
Laura A. Sugg	382,242,656	3,466,100	865,913	55,588,503
John P. Surma	369,789,683	15,856,038	928,948	55,588,503
Alfred W. Zollar	379,253,941	6,433,152	887,576	55,588,503

Proposal 2:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory Vote on the Approval of Executive Compensation	358,744,310	25,950,951	1,879,408	55,588,503

Proposal 3:	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Advisory Vote on the Frequency of Future Advisory Votes of Executive Compensation	379,606,084	1,383,181	4,278,082	1,307,322	55,588,503

Proposal 4(a):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirements for certain business combinations	380,960,049	4,193,933	1,420,687	55,588,503

Proposal 4(b):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation and By-Laws – to eliminate supermajority voting requirements to remove a director without cause	381,295,688	3,930,139	1,348,842	55,588,503

Proposal 4(c):	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval of Amendments to our Certificate of Incorporation – to eliminate supermajority voting requirement to make certain amendments to our By-Laws	380,616,784	4,529,378	1,428,507	55,588,503

Proposal 5:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of the Appointment of Deloitte & Touche LLP as Independent Auditor for 2023	422,343,287	18,886,972	932,913	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
Rose M. Chernick
Vice President and Controller
(Principal Accounting Officer)

Date: April 21, 2023

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